++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+THE INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A + +REGISTRATION STATEMENT RELATING TO, AMONG OTHER THINGS, THIS PROSPECTUS HAS + +BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITIES OF THE + +PORTFOLIO REFERENCED IN THIS PROSPECTUS MAY NOT BE SOLD NOR MAY OFFERS TO BUY + +SUCH SECURITIES BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT + +BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES + +REFERENCED HEREIN IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE +
+WOULD BE UNLAWFUL PRIOR TO SUCH REGISTRATION OR QUALIFICATION UNDER THE       +
+SECURITIES LAWS OF ANY SUCH STATE.                                            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                  PRELIMINARY PROSPECTUS DATED JANUARY 4, 1996
                             SUBJECT TO COMPLETION
PROSPECTUS

                              BISHOP STREET FUNDS

                              INVESTMENT ADVISER:
                              FIRST HAWAIIAN BANK

BISHOP STREET FUNDS (the "Trust") is a mutual fund that seeks to provide a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following Fund:


                    BISHOP STREET TREASURY MONEY MARKET FUND


The Bishop Street Treasury Money Market Fund (the "Fund") is composed of Retail Class B and Institutional Class A shares. Retail Class B shares are sold with distribution fees. Institutional Class A shares are sold without distribution fees. First Hawaiian Bank, the Fund's investment adviser, is an affiliate of First Hawaiian, Inc.

Institutional Class A shares are offered primarily to agency, fiduciary, custodial and advisory clients of FIRST HAWAIIAN BANK. Retail Class B shares are offered primarily to individuals and to cash sweep customers of FIRST HAWAIIAN BANK.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING FIRST HAWAIIAN BANK OR ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


AS WITH ANY MUTUAL FUND, AN INVESTMENT IN THE BISHOP STREET TREASURY MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the basic information about the Fund and the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 30, 1995 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-262-9565. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEBRUARY 17, 1996

2

                                    SUMMARY

BISHOP STREET FUNDS (the "Trust") is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Retail Class B and Institutional Class A shares of the Trust's Treasury Money Market Fund (the "Fund").

WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The Fund seeks to maintain a net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so on a continuous basis. There are other risks involved in the ownership of money market mutual funds. See "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? First Hawaiian Bank serves as the Adviser of the Fund. Wellington Management Company serves as the Sub-Adviser of the Fund. See "Expense Summary" and "The Adviser" and "The Sub-Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the Administrator and shareholder servicing agent of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW DO I PURCHASE, EXCHANGE OR REDEEM SHARES? Purchases, exchanges or redemptions of shares may be made on any day on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days") except for Hawaii state banking holidays. A purchase, exchange or redemption order will be executed at a per share price equal to the net asset value per share next determined after the receipt of the purchase, exchange or redemption order. Orders must be placed prior to 1:00 p.m., New York Time, on any Business Day for the order to be effective that day. The minimum initial investment is $1,000 ($500 for IRAs and $500 for officers, directors, or employees of First Hawaiian Bank and its affiliates). Subsequent purchases of shares must be at least $100. Net asset value is determined as of 1:00 p.m., New York Time, on each Business Day. See "Purchase of Shares," "Exchange of Shares," and "Redemption of Shares."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is declared daily and distributed in the form of monthly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

3

                                EXPENSE SUMMARY

                                                                 RETAIL CLASS B
SHAREHOLDER TRANSACTION EXPENSES                                     SHARES
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of of-
 fering price)..................................................      None
Maximum Sales Load Imposed on Reinvested Dividends (as a
 percentage of offering price)..................................      None
Maximum Contingent Deferred Sales Charge........................      None
Exchange Fee....................................................      None
Wire Redemption Fee.............................................      $15

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
-------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)............................      .18%
Rule 12b-1 Fees.................................................      .10%
Other Expenses(2)...............................................      .26%
-------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3).................      .54%
===============================================================================

(1) The Adviser has agreed to waive a portion of its fees. The Adviser reserves the right to terminate the waiver at any time in its sole discretion. Absent such fee waivers, advisory fees would be .30% for the Fund.
(2) These amounts represent estimates for the current fiscal year.
(3) Absent the Adviser's and the Administrator's voluntary fee waivers, total operating expenses would be .73% for the Fund.

EXAMPLE

-----------------------------------------------------------------------------
                                                                 1 YR. 3 YRS.
-----------------------------------------------------------------------------
An investor in the Retail Class B shares of the Fund would pay the following expenses on a $1,000 investment assuming (1) 5%
 annual return and (2) redemption at the end of each time peri-
 od.............................................................   $6   $17
=============================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. A person who purchases shares through a financial institution may be charged separate fees by that institution. See "Purchase of Shares."

4

                                                           INSTITUTIONAL CLASS A
SHAREHOLDER TRANSACTION EXPENSES                                  SHARES
--------------------------------------------------------------------------------
Exchange Fee..............................................         None
Wire Redemption Fee.......................................         None
ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)......................         .18%
Other Expenses(2).........................................         .26%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)...........         .44%
================================================================================

(1) The Adviser has agreed to waive a portion of its fees. The Adviser reserves the right to terminate the waiver at any time in its sole discretion. Absent such fee waivers, advisory fees would be .30% for the Fund.
(2) These amounts represent estimates for the current fiscal year.
(3) Absent the Adviser's and the Administrator's voluntary fee waivers, total operating expenses would be .63% for the Fund.

EXAMPLE

--------------------------------------------------------------------------------
                                                                    1 YR. 3 YRS.
--------------------------------------------------------------------------------
An investor in the Institutional Class A shares of the Fund would pay the following expenses on a $1,000 investment assuming (1) 5%
 annual return and (2) redemption at the end of each time period..    $5   $14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. A person who purchases Institutional Class A shares through a First Hawaiian Bank agency, fiduciary, custodial or advisory account will pay a separate fee for those services. See "Purchase of Shares."

5

THE TRUST

BISHOP STREET FUNDS (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in the Fund through separate Classes (Retail Class B and Institutional Class A), which provide for variations in sales charges, distribution costs, voting rights and dividends. Except for these differences, each share of each Fund represents an undivided, proportionate interest in the Fund. This Prospectus offers shares of the Trust's Treasury Money Market Fund. Information regarding the Trust's High Grade Income Fund, Hawaii Tax-Free Fund, Equity Fund and Money Market Fund is contained in separate prospectuses that may be obtained by calling 1-800-262-9565.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Treasury Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the investment objective of the Fund will be met.

Under normal conditions the Fund invests exclusively in U.S. Treasury obligations and repurchase agreements involving such obligations.

The Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. The Fund intends to use its best efforts to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so on a continuing basis.

INVESTMENT LIMITATIONS

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements involving such securities) if, as a result more than 5% of total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

FUNDAMENTAL POLICIES

The Fund's investment objective and the foregoing investment limitations are fundamental policies. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

THE ADVISER

First Hawaiian Bank (the "Adviser") acts as the investment adviser for the Fund. The Adviser makes investment decisions for the assets of the Fund, and continuously reviews, supervises and administers the Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

The Adviser is a wholly-owned subsidiary of First Hawaiian, Inc. Prior to January, 1995, the Adviser had not previously served as an investment adviser to a mutual fund. The Adviser and its corporate predecessors have provided trust and asset management services in Hawaii for over 70 years. As of August 31, 1995, the Adviser had assets under management of approximately $1.9 billion for trust and agency clients.

6

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .30% of the Fund's average daily net assets. The Adviser may from time to time waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time in the Adviser's sole discretion.

THE SUB-ADVISER

Wellington Management Company (the "Sub- Adviser") serves as the investment sub-adviser for the Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Trust and the Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of .075% of the aggregate average daily net assets of the Fund and the Trust's Money Market Fund up to $500 million, and .020% of the aggregate average daily net assets of the Funds in excess of $500 million.

The Sub-Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1995 Wellington had discretionary management authority with respect to approximately $102.4 billion of assets. The Sub-Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management Company, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities. The Administrator also acts as shareholder servicing agent of the Fund.

The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Fund.

THE TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent"), P.O. Box 419721, Kansas City, Missouri 64141-6721, serves as the Transfer Agent and dividend disbursing agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor. The Retail Class B shares of the Trust have a Rule 12b-1 Distribution Plan (the "Retail Class B Plan"), under which such shares of the Fund bear distribution expenses and related service fees at the annual rate of up to .10% of their average daily net assets. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

The Fund may execute repurchase agreements through the Distributor, for which the Distributor receives compensation.

HOW TO PURCHASE SHARES

GENERAL INFORMATION

Shares of the Fund are available for sale in the State of Hawaii and Guam.

You may purchase shares of the Fund on any day on which both the New York Stock Exchange and

7

Federal Reserve wire system are open for business ("Business Days") except for Hawaii state banking holidays. However, shares of the Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in the Fund is $1,000 ($500 for IRAs and $500 for officers, directors, or employees of First Hawaiian Bank or its affiliates). The Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100.

A purchase order for shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order and payment before 1:00 p.m., New York time. The purchase price (the "Offering Price") is the net asset value next determined after the purchase order is effective.

The net asset value per share of the Fund is determined as of 1:00 p.m., New York time on each Business Day by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Purchases will be made in full and fractional shares calculated to three decimal places. Pursuant to guidelines adopted and monitored by the Trustees of the Trust, the Fund may use a pricing service to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such order.

Shareholders who own their shares of record and who desire to transfer registration of their shares should contact the Transfer Agent at 1-800-262-9565 for further instructions.

HOW TO PURCHASE INSTITUTIONAL CLASS A SHARES

Institutional Class A shares may only be purchased by First Hawaiian Bank in its capacity as Agent, Fiduciary, Custodian or Adviser.

HOW TO PURCHASE RETAIL CLASS B SHARES

Retail Class B shares of the Fund may be purchased directly from the Transfer Agent by mail, by wire or through an automatic investment plan ("AIP"). Shares may also be purchased through broker-dealers that have established a dealer agreement with the Distributor.

HOW TO PURCHASE BY MAIL

You may purchase shares of the Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Bishop Street Treasury Money Market Fund," to the Transfer Agent at P.O. Box 419721, Kansas City, Missouri 64141-6721. You may purchase more shares at any time by mailing payment to the Transfer Agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may obtain Account Application Forms by calling the Distributor at 1-800-262-9565.

HOW TO PURCHASE BY WIRE

You may purchase shares by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the Transfer Agent and the wire instructions must include your account number. You must call the Transfer Agent at 1-800-262-9565 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day of the wire; provided that the shareholder wires funds to the Transfer Agent prior to 1:00 p.m., New York time. If the Transfer Agent does not receive the wire by 1:00 p.m., New York time, the order will be executed on the next Business Day.

8

HOW TO PURCHASE THROUGH AN AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Fund through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by contacting the Distributor at 1-800-262-9565. The AIP is available only for additional investments to an existing account.

HOW TO PURCHASE THROUGH FINANCIAL INSTITUTIONS

Shares may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

EXCHANGE OF SHARES

You may exchange Retail Class B or Institutional Class A shares of the Treasury Money Market Fund for Retail Class B or Institutional Class A shares, respectively, of the High Grade Income, Hawaii Tax-Free, Equity or Money Market Funds of the Trust at net asset value plus any applicable sales charge. Exchanges of Retail Class B or Institutional Class A shares of any other Fund of the Trust for Retail Class B shares or Institutional Class A shares of the Treasury Money Market Fund will be made at net asset value.

Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by the Transfer Agent. In order to effect an exchange of shares by telephone, you must elect the telephone exchange option on your Account Application Form. If an Exchange Request in good order is received by the Transfer Agent on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class of shares of the "new" Fund may legally be sold.

Customers who beneficially own shares held by a financial institution should contact that institution if they wish to exchange shares. The institution will contact the Transfer Agent and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $15 charge for wiring redemption proceeds to a shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own shares held by a financial institution should contact that institution for information on how to redeem shares.

BY MAIL

A written request for redemption must be received by the Transfer Agent, P.O. Box 419721, Kansas City, Missouri 64141-6721 in order to constitute a valid redemption request.

9

If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to an address different from that of record, the Transfer Agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record.

BY TELEPHONE

You may redeem your shares by calling the Transfer Agent at 1-800-262-9565. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling the Transfer Agent at 1-800-262-9565, who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. The Trust and Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. Such procedures may include taping of telephone conversations.

If market conditions are extraordinarily active or other extraordinary circumstance exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Fund offers a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $20,000 or more. You may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain an SWP Application Form by contacting the Distributor at 1-800-262-9565.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the Transfer Agent. The Transfer Agent may require that the signature on the written notice be guaranteed.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. Net asset value per share is determined as of 1:00 p.m., New York time, on each Business Day.

Payment to shareholders for shares redeemed will be made within seven days after the Transfer Agent receives the valid redemption request. At various times, however, the Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once the Fund has received good payment for the shares a shareholder may submit another request for redemption.

10

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your shares at net asset value, if, your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase shares of the Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before the Fund exercises its right to redeem such shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

PERFORMANCE

From time to time, the Fund may advertise its current yield and effective yield. These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

For the Fund, the performance of Institutional Class A shares will be higher than that of Retail Class B shares because of the distribution expenses charged to Retail Class B shares.

The Fund may periodically compare its performance to that of other mutual funds tracked by mutual funds rating services (such as Lipper Analytical), financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may use long-term performance of these capital market indices to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the Federal, state, or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local income taxes. State and local tax consequences of an investment in the Fund may differ from the Federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for Federal income tax purposes and is not combined with the

11

Trust's other portfolios. The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of Federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to Shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund distributes substantially all of its net investment income (including net short-term capital gains) and net capital gains to Shareholders. Dividends from the Fund's net investment company taxable income are taxable to its Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Dividends paid by the Fund to corporate Shareholders will qualify for the deduction for dividends received by corporations to the extent attributable to dividends received by the Fund by domestic corporations. Distributions of net capital gains do not qualify for that deduction and are taxable to Shareholders as long-term capital gains, regardless of how long Shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. The Fund provides annual reports to Shareholders of the Federal income tax status of all distributions.

Because this Fund will invest exclusively in United States Treasury obligations, its dividends are free from state and local income taxes in the vast majority of states. Potential investors in this Fund should consult their tax advisers with specific reference to their own tax situations.

Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in such a month, will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of the year declared if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions to avoid liability for the Federal excise tax.

With respect to investments which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Sale, exchange or redemption of Fund Shares is a taxable transaction to the Shareholder.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under Declaration of Trust dated May 25, 1994. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Fund, the Trust consists of the following portfolios: Bishop Street High Grade Income, Hawaii Tax-Free, Equity and Money Market Funds. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to the liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to Shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

12

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

The Trustees of the Trust are as follows:

NAME                          BUSINESS HISTORY
----                          ----------------
Mr. Martin Anderson        Attorney--Goodsill,
                           Anderson, Quinn &
                           Stifel

Mr. Philip H. Ching        Vice Chairman--First
                           Hawaiian Bank

Honorable Shunichi Kimura  Judge--State of
                           Hawaii Judiciary
                           1974-1994

Honorable William S.       Trustee--Kamehameha
 Richardson                Schools Bishop Estate
                           (through 1992); Chief
                           Justice--Supreme
                           Court of Hawaii,
                           (through 1983)
                           Lieutenant Governor--
                           State of Hawaii
                           (1962-1966)

Mr. Manuel R. Sylvester    Managing and
                           Executive Partner--
                           Coopers & Lybrand
                           (through 1992)

Dr. Joyce S. Tsunoda       Educator and
                           Administrator--
                           University of Hawaii

Mr. David G. Lee           Senior Vice
                           President--SEI
                           Financial Management
                           Corporation

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each Shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Shareholders of each Fund will vote separately on matters pertaining solely to that Fund. The Shareholders of each class of each Fund will vote separately on matters pertaining to its distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders should direct inquiries to Bishop Street Funds at P.O. Box 419721, Kansas City, MO 64141-6721 or by calling 1-800-262-9565.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Fund is declared daily and distributed in the form of monthly dividends. Shareholders of record on the last Business Day of each month will be entitled to receive the dividend. If any net capital gains are realized, they will be distributed by the Fund at least annually.

Shareholders automatically receive all income dividends and capital gains distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in the form of cash. Shareholders may change their election by providing written notice to the Bishop Street Funds at P.O. Box 419721, Kansas City, MO 64141-6721 at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check, by Federal Reserve wire transfer or ACH.

13

Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The dividends on Retail Class B Shares of the Fund will be lower than those on Institutional Class A Shares because of the distribution expenses charged to Retail Class B Shares.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Coopers & Lybrand L.L.P. serves as the independent accountant of the Trust.

CUSTODIAN

Chemical Bank, (the "Custodian"), acts as custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Fund and the various risk factors associated therewith:

REPURCHASE AGREEMENTS--Agreements by which a financial institution agrees to sell a security to the Fund and commits to repurchase the security at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The securities purchased by the Fund will be held as collateral in the actual or constructive possession of the Fund and will be equal to at least 102% of the repurchase price. Repurchase agreements are considered to be loans by the Fund. The Trust bears a risk of loss in the event the other party defaults on its obligations and the Trust is delayed or prevented from its right to dispose of the collateral securities or if the Trust realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Trust only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended.

U.S. TREASURY OBLIGATIONS--Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by money market funds are subject to limitations imposed under regulations adopted by the SEC. These regulations generally require money market funds to acquire only U.S. dollar obligations maturing in 397 days or less and to maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, such funds may acquire only obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term-rating. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

14

WHEN-ISSUED SECURITIES--Securities purchased on a when-issued basis are subject to settlement within 45 days of the purchase date. The price and yield on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are therefore subject to market fluctuation due to changes in market interest rates, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging the Fund's assets. The Fund will maintain with the Custodian a separate account with liquid high grade securities or cash in an amount at least equal to these commitments.

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Summary.....................................................................   2
Expense Summary.............................................................   3
The Trust...................................................................   5
Investment Objective and Policies...........................................   5
Investment Limitations......................................................   5
Fundamental Policies........................................................   5
The Adviser.................................................................   5
The Sub-Adviser.............................................................   6
The Administrator...........................................................   6

The Transfer Agent..........................................................   6
The Distributor.............................................................   6
How to Purchase Shares......................................................   6
Exchange of Shares..........................................................   8
Redemption of Shares........................................................   8
Performance.................................................................  10
Taxes.......................................................................  10
General Information.........................................................  11
Description of Permitted Investments and Risk Factors.......................  13